SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 29, 2001

                                   GAIAM, INC.
             (Exact Name of Registrant as Specified in its Charter)


            Colorado                0-27515                    84-1113527
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


360 Interlocken Blvd., Suite 300
Broomfield, Colorado                                     80021
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:           (303) 222-3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

     On January 29, 2001, the Company acquired all of the 4,814,242 outstanding shares of the Common Stock of Real Goods Trading Corporation ("RGTC") pursuant to a Merger Agreement between the Company and RGTC dated October 13, 2000. Under the Merger Agreement, a wholly-owned subsidiary of the Company (the "Merger Sub") was merged with and into RGTC (the "Merger"), with RGTC as the surviving company. In exchange for all of the outstanding shares of RGTC Common Stock, the Company issued one share of Gaiam Class A Common Stock for every 10 shares of RGTC Common Stock outstanding (or a total of approximately 481,424 shares of Gaiam Class A Common Stock). Pursuant to the Merger Agreement, each shareholder of RGTC is also entitled to receive (i) a gift certificate redeemable for the Company's products in lieu of any fractional share of Gaiam Class A Common Stock, and (ii) at his or her option, another gift certificate equal to $1 for each share of RGTC Common Stock he or she owned on the effective date of the Merger, up to a maximum value of $100. As a result of the Merger, the 4,814,242 shares of RGTC Common Stock were cancelled and the 1,000 shares of the common stock of Merger Sub were converted into 1,000 shares of RGTC Common Stock. The 1,000 shares of RGTC Common Stock are the only shares of RGTC Common Stock now outstanding. The foregoing summary of the transaction is qualified in its entirety by reference to the Merger Agreement attached hereto as exhibit 10.1 and incorporated herein by reference.

     On January 30, 2001, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announced the completion of the Merger.

     A portion of the assets of RGTC acquired by the Company pursuant to the Merger Agreement consist of physical property which was used by RGTC in its business as a multi-channel marketer of environmental and renewable energy products. The Company intends to continue such use.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

     The financial statements of RGTC required by Item 7(a) were previously provided in the Company's Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560) and are incorporated herein by reference.

(b)      Pro Forma Financial Information.

     The pro forma financial information required by Item 7(b) was previously provided in the Company's Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560) and is incorporated herein by reference.

(c)      Exhibits.

10.1 Merger Agreement dated October 13, 2000 by and among Gaiam, Inc. and Real Goods Trading Corporation (incorporated by reference to Exhibit 2.1 to Gaiam, Inc.'s Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560)).

99.1 Press release dated January 30, 2001 issued by the Company.
99.2 Real Goods Trading Corporation Financial Statements as of and for the Years ended March 31, 2000 and 1999 (incorporated by reference to Gaiam, Inc.'s Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560)).

99.3 Unaudited Pro Forma Combined Condensed Financial Statements (incorporated by reference to Gaiam, Inc.'s Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560)).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GAIAM, INC.


                                      By:     /s/ Jirka Rysavy
                                      Name:  Jirka Rysavy
                                     Title:  Chief Executive Officer


Date: February 12, 2001

                                  Exhibit Index

10.1 Merger Agreement dated October 13, 2000 by and among Gaiam, Inc. and Real Goods Trading Corporation (incorporated by reference to Exhibit 2.1 to Gaiam, Inc.'s Registration Statement on Form S-4 dated November 22, 2000 (Registration No. 333-50560)).

99.1 Press release dated January 30, 2001 issued by the Company.

99.2 Real Goods Trading Corporation Financial Statements as of and for the Years ended March 31, 2000 and 1999 (incorporated by reference to Gaiam, Inc.'s Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560)).

99.3 Unaudited Pro Forma Combined Condensed Financial Statements (incorporated by reference to Gaiam, Inc.'s Amendment No. 1 to Form S-4 Registration Statement dated December 6, 2000 (Registration No. 333-50560)).